UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

 (Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2020

AdaptHealth Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38399	82-3677704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 West Germantown Pike, Suite 250 Plymouth Meeting, PA	19462
(Address of principal executive offices)	(Zip Code)

(610) 630-6357

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	AHCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

AdaptHealth Corp. is filing this Amendment No. 1 on Form 8-K/A to the Form 8-K originally filed June 18, 2020 (the “Original Filing”) solely to file a consent from the independent auditor, RSM US LLP, which was not included in the Original Filing. This Form 8-K/A does not modify, amend or update in any way any of the financial or other information contained in the Original Filing. This Form 8-K/A does not reflect events that may have occurred subsequent to the filing date of the Original Filing.

Item 9.01. Financial Statements and Exhibits

(a) Exhibits

23.1	Consent of RSM US LLP.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: December 18, 2020

AdaptHealth Corp.

By:	/s/ Jason Clemens
Name: Jason Clemens
Title: Chief Financial Officer